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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 28, 2007

                   IndyMac IMJA Mortgage Loan Trust 2007-A1
                   ----------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132042-79

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-140726

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

          Delaware                                          95-4791925
       -----------------                               ---------------------
   (State or Other Jurisdiction                         (I.R.S. Employer
  of Incorporation of the depositor)                    Identification No.)

                        155 North Lake Avenue
                         Pasadena, California           91101
                      ---------------------------      ----------
                         (Address of Principal         (Zip Code)
                           Executive Offices)

The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.
           ---------------------------------
      Item 9.01.

         (a)    Financial statements of business acquired.
                -----------------------------------------

                Not applicable

         (b)    Pro forma financial information.
                -------------------------------
                  Not applicable.

         (c)      Shell Company Transactions.
                  --------------------------
                  Not applicable

         (d) Exhibits:
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         8.1  Tax Opinion of Sidley Austin LLP

         23.1   Consent of Sidley Austin LLP (included in Exhibit 8.1)

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INDYMAC MBS, INC.



                                                  By:  /s/ Victor H. Woodworth
                                                       ------------------------
                                                       Victor H. Woodworth
                                                       Vice President



Dated: June 28, 2007

                                 Exhibit Index

Exhibit
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8.1       Tax Opinion of Sidley Austin LLP

23.1      Consent of Sidley Austin LLP (included in Exhibit 8.1)